Date: 11 February 2003


Newport Plaza Associates, L.P.
c/o Cedar Bay Realty Advisors, Inc.
44 South Bayles Avenue - Suite 304
Port Washington, New York 11050


Dear Sirs:

                             Our Reference: CMD00077
                      Re: USD Amortizing Interest Rate Swap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between Citizens Bank of Pennsylvania ("CBPA") and yourselves ("Counterparty") on the trade date specified below (the "Transaction"). This document will constitute a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions,(the "Definitions"), as published by the International Swaps and Derivatives Association, Inc.("ISDA")are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete and binding agreement between Counterparty and CBPA as to the terms of the Transaction to which this Confirmation relates. In addition, Counterparty and CBPA agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") published by the ISDA, with such modifications as Counterparty and CBPA shall in good faith agree (the "Agreement"). Upon the execution by Counterparty and CBPA of such Agreement, this Confirmation will supplement, form part of, and be subject to the Agreement. Until we execute and deliver that Agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such Transaction between us. For purposes thereof, the Second Method and Loss shall apply. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation and either the ISDA Form or the Agreement, this Confirmation will govern for the purpose of this transaction.

The terms of the particular transaction to which this confirmation relates are as follows:

Notional Amount                                     See Schedule A

Trade Date                                          06 February 2003

Effective Date                                      10 February 2003


Termination Date                                      06 February 2010, subject to adjustment in
                                                      accordance with the Modified Following Business Day
                                                      Convention.

Fixed Amounts
-------------

Fixed Rate Payer                                      Newport Plaza Associates, L.P.

Fixed Rate Payer Payment Dates                        The 6th day of each month from and including 06 March
                                                      2003 to and including the Termination Date subject to
                                                      adjustment in accordance with the Modified Following
                                                      Business Day Convention.

Fixed Rate                                            4.33 pct

Fixed Rate Day Count Fraction                         Actual / 360


Floating Amounts
----------------

Floating Rate Payer                                   CBPA

Floating Rate Payer Payment Dates                     The 6th day of each month from and including 06 March
                                                      2003 to and including the Termination Date subject to
                                                      adjustment in accordance with the Modified Following
                                                      Business Day Convention.

Floating Rate for initial Calculation Period          1.34 pct

Floating Rate Option                                  USD-LIBOR-BBA

Designated Maturity                                   1 Month

Spread                                                None

Floating Rate Day Count Fraction                      Actual / 360

Reset Dates                                           The first day of each Calculation Period.

Business Days                                         New York and London

Calculation Agent                                     CBPA

Payments to Counterparty:

         Account Number:                              6202093165
         Account Name:                                Newport Plaza Associates, L.P.
         Bank:                                        CBPA


So long as no Event of Default or Termination Event shall have occurred and then be continuing with respect to [Party B], the parties hereto agree that [Party B] may terminate this Transaction by at least [5] Business days prior notice to Party A of its intention to do so, whereupon (a) the obligations of the parties to make any further payments under Section 2(a)(i) of the Agreement in respect of such Transaction shall terminate, (b) the Calculation Agent shall determine a Settlement Amount in accordance with the provisions of the ISDA Master Agreement and provide a statement with respect thereto, and (c) a termination payment shall be made on the Early Termination Date as if such Transaction were a Terminated Transaction and Party B was the Affected Party.

Counterparty and CBPA represent that each party is acting for its own account and, that each party has made its own independent decisions to enter into this Transaction and as to whether this transaction is appropriate or proper for it based on its own judgement and upon advice from such advisors as it has deemed necessary. Neither party is relying upon any communication (written or oral) from the other party as investment advice or as a recommendation to enter into this Transaction. Information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No assurances or guarantees (written or oral) as to the expected results of this Transaction have been received by either party. Each party is capable of evaluating and understanding the terms, risks and conditions of this Transaction. Each party is capable of assuming, and assumes, the financial and other risks of this Transaction.

Counterparty understands that the Transaction entered into under this agreement does not constitute a deposit and is not insured by the Federal Deposit Insurance Corporation, Federal Reserve Board, Office of the Comptroller of the Currency or any state or federal banking agency.


All inquiries regarding payments and/or rate re-settings should be sent to:

CBPA:
Citizens Bank of Pennsylvania
One Citizens Plaza
Providence, RI 02903
Attn: Treasury
Michael Smith    Phone 401-282-7250
                 Fax   401-282-7718



Counterparty:
Newport Plaza Associates, L.P.
c/o Cedar Bay Realty Advisors, Inc.
44 South Bayles Avenue - Suite 304
Port Washington, New York 11050

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation enclosed for that purpose and returning it to us via mail at the address listed above.


         For and on behalf of Citizens Bank of Pennsylvania


         By:___________________________

         Name:
         Title: Authorized Signatory



Newport Plaza Associates, L.P.


By:___________________________

Name:
Title:

SCHEDULE A - CMD00077



Calculation Period                                       Notional Amount (USD)

   10 February 2003         to         06 March 2003         300,000.00
     06 March 2003          to         06 April 2003         299,504.45
     06 April 2003          to          06 May 2003          299,008.90
      06 May 2003           to          06 June 2003         298,513.35
     06 June 2003           to          06 July 2003         298,017.80
     06 July 2003           to         06 August 2003        297,522.25
    06 August 2003          to       06 September 2003       297,026.70
   06 September 2003        to        06 October 2003        296,531.15
    06 October 2003         to        06 November 2003       296,035.60
   06 November 2003         to        06 December 2003       295,540.05
   06 December 2003         to        06 January 2004        295,044.50
    06 January 2004         to        06 February 2004       294,548.95
   06 February 2004         to         06 March 2004         294,053.40
     06 March 2004          to         06 April 2004         293,557.85
     06 April 2004          to          06 May 2004          293,062.30
      06 May 2004           to          06 June 2004         292,566.75
     06 June 2004           to          06 July 2004         292,071.20
     06 July 2004           to         06 August 2004        291,575.65
    06 August 2004          to       06 September 2004       291,080.10
   06 September 2004        to        06 October 2004        290,584.55
    06 October 2004         to        06 November 2004       290,089.00
   06 November 2004         to        06 December 2004       289,593.45
   06 December 2004         to        06 January 2005        289,097.90
    06 January 2005         to        06 February 2005       288,602.35
   06 February 2005         to         06 March 2005         288,106.80
     06 March 2005          to         06 April 2005         287,611.25
     06 April 2005          to          06 May 2005          287,115.70
      06 May 2005           to          06 June 2005         286,620.15
     06 June 2005           to          06 July 2005         286,124.60
     06 July 2005           to         06 August 2005        285,629.05
    06 August 2005          to       06 September 2005       285,133.50
   06 September 2005        to        06 October 2005        284,637.95
    06 October 2005         to        06 November 2005       284,142.40
   06 November 2005         to        06 December 2005       283,646.85
   06 December 2005         to        06 January 2006        283,151.30
    06 January 2006         to        06 February 2006       282,655.75
   06 February 2006         to         06 March 2006         282,160.20
     06 March 2006          to         06 April 2006         281,664.65
     06 April 2006          to          06 May 2006          281,169.10

SCHEDULE A - CMD00077


Calculation Period                                         Notional Amount (USD)

       06 May 2006       to       06 June 2006                   280,673.55
      06 June 2006       to       06 July 2006                   280,178.00
      06 July 2006       to      06 August 2006                  279,682.45
     06 August 2006      to    06 September 2006                 279,186.90
    06 September 2006    to     06 October 2006                  278,691.35
     06 October 2006     to     06 November 2006                 278,195.80
    06 November 2006     to     06 December 2006                 277,700.25
    06 December 2006     to     06 January 2007                  277,204.70
     06 January 2007     to     06 February 2007                 276,709.15
    06 February 2007     to      06 March 2007                   276,213.60
      06 March 2007      to      06 April 2007                   275,718.05
      06 April 2007      to       06 May 2007                    275,222.50
       06 May 2007       to       06 June 2007                   274,726.95
      06 June 2007       to       06 July 2007                   274,231.40
      06 July 2007       to      06 August 2007                  273,735.85
     06 August 2007      to    06 September 2007                 273,240.30
    06 September 2007    to     06 October 2007                  272,744.75
     06 October 2007     to     06 November 2007                 272,249.20
    06 November 2007     to     06 December 2007                 271,753.65
    06 December 2007     to     06 January 2008                  271,258.10
     06 January 2008     to     06 February 2008                 270,762.55
    06 February 2008     to      06 March 2008                   270,267.00
      06 March 2008      to      06 April 2008                   269,771.45
      06 April 2008      to       06 May 2008                    269,275.90
       06 May 2008       to       06 June 2008                   268,780.35
      06 June 2008       to       06 July 2008                   268,284.80
      06 July 2008       to      06 August 2008                  267,789.25
     06 August 2008      to    06 September 2008                 267,293.70
    06 September 2008    to     06 October 2008                  266,798.15
     06 October 2008     to     06 November 2008                 266,302.60
    06 November 2008     to     06 December 2008                 265,807.05
    06 December 2008     to     06 January 2009                  265,311.50
     06 January 2009     to     06 February 2009                 264,815.95
    06 February 2009     to      06 March 2009                   264,320.40
      06 March 2009      to      06 April 2009                   263,824.85
      06 April 2009      to       06 May 2009                    263,329.30
       06 May 2009       to       06 June 2009                   262,833.75
      06 June 2009       to       06 July 2009                   262,338.20
      06 July 2009       to      06 August 2009                  261,842.65

SCHEDULE A - CMD00077


Calculation Period                                         Notional Amount (USD)

     06 August 2009      to    06 September 2009                 261,347.10
    06 September 2009    to     06 October 2009                  260,851.55
     06 October 2009     to     06 November 2009                 260,356.00
    06 November 2009     to     06 December 2009                 259,860.45
    06 December 2009     to     06 January 2010                  259,364.90
     06 January 2010     to     06 February 2010                 258,869.35


Please be advised that all dates are subject to adjustment in accordance with the Modified Following Business Day Convention.